UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
July 1, 2005

(Date of Earliest Event Reported: June 28, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03.   Creation of a Direct Financial Obligation.

On June 28, 2005, El Paso Corporation (the “Company”) successfully remarketed $272,102,000 aggregate principal amount of its Senior Notes due August 16, 2007 (the “Original Notes”), which were a component of the Company’s 9.00% Equity Security Units (“ESUs”). Prior to the remarketing, each ESU consisted of an Original Note and a forward purchase contract to purchase the Company’s common stock on the settlement date of August 16, 2005. In connection with the remarketing, the terms of the Original Notes were reset as described below (the “Remarketed Notes”). The Remarketed Notes were offered and sold in private transactions in conformance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The Remarketed Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Company issued the Remarketed Notes pursuant to an indenture dated as of May 10, 1999 between the Company and HSBC Bank USA, National Association (as successor-in-interest to JPMorgan Chase Bank, formerly The Chase Manhattan Bank), as trustee, as amended and supplemented by (i) the Eighth Supplemental Indenture thereto dated as of June 26, 2002 and (ii) the Ninth Supplemental Indenture thereto dated as of July 1, 2005 (as so amended and supplemented, the "Indenture").

The Company did not receive any of the proceeds from the sale of the Remarketed Notes. Such proceeds were instead used (i) to pay the fee of the Company’s remarketing agent and (ii) to purchase United States treasury securities, which have been pledged to serve as collateral securing the ESU holders’ obligations under their forward purchase contracts, which settle on August 16, 2005.

The Original Notes paid interest at the initial rate of 6.14% per year. Interest on the Remarketed Notes will accrue from May 16, 2005. Upon consummation of the remarketing, the interest rate on the Remarketed Notes was reset to 7.625% per year effective on and after July 1, 2005. Interest on the Remarketed Notes is payable quarterly in arrears in cash on February 16, May 16, August 16, and November 16 of each year. The first interest payment on the Remarketed Notes will be on August 16, 2005 and will consist of (i) interest calculated at a rate of 6.14% per year of the period from May 16, 2005 to but excluding July 1, 2005 and (ii) interest calculated at the reset rate of 7.625% per year from and including July 1, 2005 to but excluding August 16, 2005. The Remarketed Notes will mature on August 16, 2007. The Remarketed Notes are senior unsecured obligations of the Company and rank, in right of payment, equally with all of the Company's existing and future unsecured senior indebtedness. The Remarketed Notes are not guaranteed by any of the Company's subsidiaries.

The Indenture contains covenants that restrict the ability of the Company to incur debt secured by liens, engage in sale-leaseback transactions or merge or consolidate with another entity or sell, lease or transfer substantially all of the Company's properties or assets to another entity. These limitations are subject to a number of important qualifications and exceptions. Upon an Event of Default (as defined in the Indenture), the trustee or the holders of at least 25% in aggregate principal amount of the Remarketed Notes then outstanding may declare the entire principal of all the Remarketed Notes to be due and payable immediately.

If the tax laws change or are interpreted in a way that adversely affects the Company’s ability to deduct the interest payable or accruable by it on the Remarketed Notes for United States federal income tax purposes, the Company may elect to redeem the Remarketed Notes in whole, but not in part, at the redemption price provided for in the Indenture. The Remarketed Notes are not otherwise redeemable prior to their stated maturity.

Registration Rights Agreement

On July 1, 2005, the Company entered into a Registration Rights Agreement with the remarketing agent, pursuant to which the Company agreed to (i) file with the Securities and Exchange Commission within 120 days following July 1, 2005, a registration statement on an appropriate form under the Securities Act (the "Exchange Offer Registration Statement") relating to a registered exchange offer for the Remarketed Notes under the Securities Act and (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 210 days following July 1, 2005. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages to the holders of the Remarketed Notes in accordance with the provisions of the Registration Rights Agreement.

In connection with the closing of the remarketing, the Company is filing certain exhibits as part of this Current Report on Form 8-K.

Item 8.01.   Other Events.

On June 28, 2005, the Company issued a press release announcing the successful remarketing described in Item 2.03 of this Current Report on Form 8-K. A copy of the press release issued by the Company is attached hereto as Exhibit 99.A and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

4.A	Ninth Supplemental Indenture dated as of July 1, 2005 between El Paso Corporation and HSBC Bank USA, National Association, as trustee.
4.B	Form of 7.625% Senior Note Due August 16, 2007 included as Exhibit A to Exhibit 4.A of this Current Report on Form 8-K (included in Exhibit 4.A).
10.A	Registration Rights Agreement dated as of July 1, 2005 between El Paso Corporation and Credit Suisse First Boston LLC.
99.A	Press Release dated June 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

 Dated:  July 1, 2005

EXHIBIT INDEX

Exhibit Number	Description

4.A	Ninth Supplemental Indenture dated as of July 1, 2005 between El Paso Corporation and HSBC Bank USA, National Association, as trustee.
4.B	Form of 7.625% Senior Note Due August 16, 2007 included as Exhibit A to Exhibit 4.A of this Current Report on Form 8-K (included in Exhibit 4.A).
10.A	Registration Rights Agreement dated as of July 1, 2005 between El Paso Corporation and Credit Suisse First Boston LLC.
99.A	Press Release dated June 28, 2005.